SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             THE MARCUS CORPORATION
                             ----------------------
                (Name of Registrant as Specified in its Charter)

                          ----------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:
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                             THE MARCUS CORPORATION

                                [GRAPHIC OMITTED]



                      250 East Wisconsin Avenue, Suite 1700
                         Milwaukee, Wisconsin 53202-4220


                          ----------------------------
                    SUPPLEMENT TO PROXY STATEMENT AND AMENDED
                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held Tuesday, October 23, 2001
                          ----------------------------


                  IMPORTANT INFORMATION FOR MARCUS CORPORATION
                  --------------------------------------------
                 SHAREHOLDERS ATTENDING THE 2001 ANNUAL MEETING
                 ----------------------------------------------

                         ANNUAL MEETING LOCATION CHANGE


   The location of The Marcus Corporation 2001 Annual Meeting of Shareholders
                                has been changed.

                       The new information is as follows:

                             The Marcus Corporation
                         Annual Meeting of Shareholders
                            Tuesday, October 23, 2001
                                   10:00 a.m.

                                  NEW LOCATION:
                                  Pfister Hotel
                             424 E. Wisconsin Avenue
                              Milwaukee, Wisconsin



                                   Sincerely,

                             /s/ Thomas F. Kissinger

                              Thomas F. Kissinger
                         General Counsel and Secretary